Exhibit 10.7

AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT

This AMENDMENT (this “Amendment”) is entered into as of February 12, 2020, by and between B. Riley Principal Merger Corp., a Delaware corporation (“BRPM”), and B. Riley Principal Investments, LLC, a Delaware limited liability company (the “Subscriber”).

WHEREAS, BRPM and the Subscriber entered into that certain Subscription Agreement, dated as of December 12, 2019 (the “Subscription Agreement”), pursuant to which the Subscriber subscribed for the purchase from BRPM of 100,000 shares of BRPM’s Class A common stock, par value $0.0001 per share (“Common Stock”), for a purchase price of $10.00 per share (the “Subscribed Shares”);

WHEREAS, the terms of the Subscription Agreement provide for the issuance by BRPM to the Subscriber of 5,263 Incentive Shares and the receipt by the Subscriber from BRPM of 37,500 Incentive Warrants (each as defined in the Subscription Agreement);

WHEREAS, BRPM and the Subscriber desire to amend the Subscription Agreement to provide that BRPI shall not receive any Incentive Shares or Incentive Warrants under the Subscription Agreement; and

WHEREAS, capitalized terms used in this Amendment and not defined herein shall have the meanings set forth in the Subscription Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. The Subscriber hereby waives any and all rights it may have to receive any Incentive Shares or Incentive Warrants from BRPM pursuant to the Subscription Agreement (including, for the avoidance of doubt, pursuant to Sections 1(b) and (c) thereof).

2. Except as expressly modified herein, all of the terms of the Subscription Agreement shall remain in full force and effect.

3. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state. THE PARTIES (I) HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE JURISDICTION OF THE STATE COURTS OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AMENDMENT, (II) AGREE NOT TO COMMENCE ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AMENDMENT EXCEPT IN STATE COURTS OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND (III) HEREBY WAIVE, AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AMENDMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

4. This Amendment may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Company and Subscriber has executed or caused this Amendment to be executed by its duly authorized representative as of the date first set forth above.

B. RILEY PRINCIPAL MERGER CORP.

By:	/s/ Daniel Shribman
Name:	Daniel Shribman
Title:	Chief Financial Officer

B. RILEY PRINCIPAL INVESTMENTS, LLC

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Subscription Agreement]